NUVEEN
Growth and Income
Mutual Funds


December 31, 1997

Semiannual Report

Seeking income for today
and growth for tomorrow.


[PHOTO APPEARS HERE]


Utility
Income Fund

                                   Contents


                        1  Dear Shareholder

                        3  Portfolio Manager's Comments

                        6  Performance Overview

                        7  Financial Section

                       20  Building Better Portfolios

                       21  Fund Information

[Photo of Timothy R. Schwertfeger appears here]

Timothy R. Schwertfeger
Chairman of the Board

Wealth takes a lifetime
to build. Once achieved,
it should be preserved.

Dear Shareholder


It's a pleasure to report to you on the performance of the Flagship Utility Income Fund for the one-year period ended December 31, 1997. The fund achieved outstanding performance in recent months - including a one-year total return on net asset value of 23.60% for Class A shares, which is more than twice the rolling annual return we reported to you six months ago. This performance is particularly impressive when compared with the Standard & Poor's Utility Index total return of 24.65% for the same period. Although the return for the unmanaged index is slightly higher, the index is comprised purely of common stocks, while your fund is heavily weighted in preferred stocks in addition to its common stock component. When considering the added stability that preferred stocks provide, the performance of your fund is indeed impressive. In addition to the strong total returns, the fund continued to generate steady dividends and attractive yields.

The Year in Review

Over the past year, American investors have benefited from robust economic growth with little evidence of inflationary pressures. As unemployment rates hit 20-year lows and the current economic expansion entered its seventh year, benign inflation sparked debate over whether the traditional link between growth and inflation has been broken. The bull market continued on Wall Street, with stocks surging ahead and the Dow Jones Industrial Average reaching new highs. However, continued concern that excess growth would generate higher inflation disrupted the markets on several occasions. Still, improvements in productivity kept producer prices in check, while low import prices - due in part to weak Asian markets - limited U.S. companies' ability to raise consumer

"In addition to the strong total returns, the fund continued to generate steady dividends and attractive yields."

prices. This combination has kept inflation subdued and the Fed "on hold" since its last interest rate tightening in March 1997. Long-term investors are finding additional encouragement in the shrinking federal deficit and passage of the Taxpayer Relief Act of 1997.

Helping You Build A Better Portfolio

The events of 1997 focused renewed attention on the need for diversification and appropriate asset allocation. Stock market volatility provided a vivid illustration of the benefits of a well-constructed, risk-resistant investment portfolio.

You already know that you can rely on Nuveen to provide the tax-efficient, risk-resistant investments you need to achieve your financial goals. Your financial adviser can also introduce you to a number of other Nuveen products and services designed to round out your portfolio of core investments, including the Nuveen Rittenhouse Growth Fund, which was introduced in January. This new fund invests in stocks of blue chip companies with a history of consistent earnings and growth - providing a tax-efficient way for investors to build and sustain wealth. We encourage you to talk with your financial adviser to see if the Nuveen Rittenhouse Growth Fund - or another of our equity, balanced and fixed-income investments - may be right for you.

We at Nuveen remain committed to providing you with quality investment solutions that withstand the test of time. We thank you for your confidence in us and our family of investments, and we look forward to our next report to you.

Sincerely,


/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

February 17, 1998

Portfolio Manager's Comments


Portfolio Manager Rick Huber talks about the utility industry and offers insights into factors that affected the performance of the fund over the past year.

Utility Industry Review

Volatility in the stock market and the uncertainty about the future of the economy have had a tremendous impact on the utility industry, as was reflected in the strong performance of the fund over the last few months. The price volatility of the stock market, and the relatively low yields offered from bonds have driven investors toward high-quality, defensive issues such as utilities due to their increasing growth potential, lower volatility and general lack of exposure to international issues such as the weakness in Asian markets.

Deregulation in the electric utility sector continues to have a tremendous impact on the utility industry. Most electric utility companies are responding well to deregulation, cutting costs and streamlining operations in preparation for increased competition. The process continues to unfold state by state, with 16 states now having enacted deregulation legislation or developed comprehensive plans to do so. In general, legislation has been favorable to utilities, providing significant cash flows that have allowed the companies to reduce debt, repurchase their own shares and pursue both domestic and international growth opportunities. The market's optimism regarding deregulation and companies' response to it has led to impressive price growth for these stocks, which accounts in part for the price appreciation of many of the securities in the portfolio.

"We anticipated that the interest in utility stocks would continue and managed the asset allocation of the fund accordingly."

The natural gas industry has stabilized since its deregulation in the early 1990s. Over the past year, natural gas companies have been viewed as ideal acquisition candidates for the major electric utilities. Several electric/gas mergers have taken place, resulting in strong stock price performance. Merger and acquisition activity has also increased in the telecommunications industry, as the nature of this business expands beyond local and long-distance telephone service into cellular, Internet and even cable television services.

Fund Performance

As Tim mentioned in his letter to shareholders, the fund performed well in 1997, providing a steady monthly dividend of $.0529 per share for the last 11 months and generating a total return on net asset value of 23.60% on Class A shares. We anticipated that the interest in utility stocks would continue and managed the asset allocation of the fund accordingly. At the peak of the market early in the fourth quarter of 1997, the fund was invested almost 80% in common stocks. However, the asset allocation has shifted significantly, and was at 64% common stocks at the year-end.

Value in This Market Environment

We gravitated to electric utilities during the period as we continued to find value in companies that were undergoing restructuring campaigns. For example, we feel that the purchase of shares in the Rochester Gas and Electric Company (New
York) was a good choice for the fund because of its recent price decline in the face of regulatory reform. We generally maintained smaller positions in telecommunications and integrated natural gas companies, which are currently trading at high price-to-earnings ratios. In particular, natural gas companies have struggled this year due in part to the warmer weather we have experienced throughout the country.

"The outlook for the utility industry is positive, and we expect growth to continue despite the slow-down in the overall market."

Strategies for the Future

We will continue to take advantage of the opportunities that arise as deregulation legislation sweeps the country, seeking the companies that we feel will perform the best in the new competitive environment. With the situation in Asia still evolving, we will try to avoid any companies that have exposure to international markets. Our strategy is to seek securities of strong, quality companies that we feel are undervalued by the market as a whole. This involves taking a cautious approach, particularly in the telecommunications sector, where we see these securities as fully valued.

Outlook for the Year Ahead

Looking at the year ahead, we believe the economy may finally begin to slow down, with growth constrained by weaker U.S. exports, high consumer debt, and lack of expansion in the labor force. A key variable involves productivity and its ability to continue to improve at the current pace.

The outlook for the utility industry is positive, and we expect growth to continue despite the slow-down in the overall market. We anticipate that prices will remain fairly stable as legislative reform moves forward and cash flows to utility companies continue. This should continue to strengthen balance sheets and encourage further stock buy-backs. In addition to price stability, we foresee continued dividend growth among the higher-quality utility companies, as a number of theses companies have already taken the lead and raised their dividends.

Flagship Utility Income Fund
Performance Overview
As of December 31, 1997



Top Ten Holdings

MCN Corporation                            6.8%
MidAmerican Energy Holdings Co.            4.7%
GTE Corporation                            4.3%
Rochester Gas & Electric                   4.0%
MCI Communications Corporation             3.8%
CMS Energy Corporation                     3.5%
Consolidated Edison Company                3.5%
Carolina Power & Light                     3.5%
Texas Utilities Company                    3.4%
Ameritech Corporation                      3.3%

Industry Diversification

                           [PIE CHART APPEARS HERE]

Telecommunications                          14%
Finance                                      3%
Electric Utility                            73%
Natural Gas/Pipeline                        10%
--------------------------------------------------------------------------------

Fund Highlights
--------------------------------------------------------------------------------
Share Class                                  A                     C
CUSIP                                33841G108             33841G306
Inception Date                            8/83                  7/93
Net Asset Value (NAV)                   $13.24               $ 13.22
Last Monthly Dividend                    .0529                 .0475
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Net Assets ($000)                                      $27,482
Number of Stocks                                                  37
Turnover Rate                                                     42%
Expense Ratio                             1.34%                 1.89%
Portfolio Allocation              Common Stocks      Preferred Stocks
                                            64%                   36%
--------------------------------------------------------------------------------

Annualized Total Return/1/
--------------------------------------------------------------------------------
Share Class                              A(NAV)  A(Offer)          C
1-Year                                   23.60%    18.41%      23.02%
5-Year                                   11.47%    10.52%      10.87%
Since Inception/2/                       11.42%    10.55%      10.82%
--------------------------------------------------------------------------------

Dividend Yields
--------------------------------------------------------------------------------
Share Class                              A(NAV)  A(Offer)          C
Distribution Rate                         4.79%     4.59%       4.31%
SEC 30-Day Yield                          3.81%     3.65%       3.28%
--------------------------------------------------------------------------------

Dividend History (A Shares)

                           [BAR CHART APPEARS HERE]

January 1997                    $.05
February 1997                   $.05
March 1997                      $.05
April 1997                      $.05
May 1997                        $.05
June 1997                       $.05
July 1997                       $.05
August 1997                     $.05
September 1997                  $.05
October 1997                    $.05
November 1997                   $.05
December 1997                   $.05

/1/ Returns for Class A are actual. Returns for Class C are actual for the period since class inception and prior to class inception are the returns for Class A, adjusted for the difference in sales charge and expenses. Class A shares have a 4.20% maximum sales charge. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the 1-year total return.

/2/ Since inception returns are reflected since the change in investment objectives as of 7/01/92.
6

Financial Section


  Contents

 8  Portfolio of Investments

10  Statement of Assets

11  Statement of Operations

12  Statement of Changes
    in Net Assets

13  Notes to Financial Statements

17  Financial Highlights

Portfolio of Investments (Unaudited)
Flagship Utility Income Fund

                                                                                     Market
     Shares     Description                                                           Value
-------------------------------------------------------------------------------------------
                COMMON STOCK -- 57.3%

                Electric Utility -- 43.0%

     20,000     Carolina Power & Light                                           $  848,750
     15,000     Cinergy Corporation                                                 574,688
     19,500     CMS Energy Corporation                                              859,219
     20,800     DPL, Inc.                                                           598,000
     20,000     DTE Energy Company                                                  693,750
     22,250     DQE, Inc.                                                           781,531
     24,700     Entergy Corporation                                                 739,456
     25,000     1st Energy Corporation                                              725,000
     15,000     Florida Progress Corporation                                        588,750
     10,000     FPL Group, Inc.                                                     591,875
     20,000     LG&E Energy Corporation                                             495,000
     20,000     Pacificorp                                                          546,250
     28,600     Rochester Gas & Electric Corporation                                972,400
     15,000     SCANA Corporation                                                   449,063
      5,000     Sonat, Inc.                                                         228,750
     20,000     Southern Company                                                    517,500
     20,000     Texas Utilities Company                                             831,250
     20,000     UtiliCorp United, Inc.                                              776,250
-------------------------------------------------------------------------------------------
                Natural Gas/Pipeline -- 5.8%

     21,400     MCN Corporation                                                     864,025
     20,000     Piedmont Natural Gas Company, Inc.                                  718,750
-------------------------------------------------------------------------------------------
                Telecommunications -- 8.5%
     10,000     Ameritech Corporation                                               805,000
     10,000     GTE Corporation                                                     522,500
     10,000     MCI Communications Corporation                                      428,125
     10,000     Sprint Corporation                                                  586,250
-------------------------------------------------------------------------------------------
                Total Common Stock -- (cost $11,875,890)                         15,742,132
-------------------------------------------------------------------------------------------
                PREFERRED STOCK -- 31.8%

                Electric Utility -- 22.6%

     33,400     Consolidated Edison Company (7.750%) Series A                       853,788
     17,969     HL&P Capital Trust I (8.125%)                                       463,825
     20,000     Illinois Power Company, (9.450%) Series A                           530,000
     30,000     Med-Ed Capital (9.000%) Series A                                    776,250
     44,000     MidAmerican Energy Holdings Company (7.980%) Series A             1,149,500
     20,000     Mission Energy Company (9.875%) Series A                            533,750
     30,000     MP&L Capital (8.050%)                                               768,750


     Shares     Description                                                           Value
-------------------------------------------------------------------------------------------
                Electric Utility -- continued

     20,000     SCE&G Trust I (7.550%) Series A                                 $   511,250
     25,000     Western Resources, Inc. (7.875%) Series A                           629,687
-------------------------------------------------------------------------------------------
                Finance -- 2.5%

     26,875     Pacific Telesis Group (7.560%)                                      680,273
-------------------------------------------------------------------------------------------
                Natural Gas/Pipeline -- 2.9%

     30,000     MCN Corporation (9.375%) Series A                                   791,250

-------------------------------------------------------------------------------------------
                Telecommunications -- 3.8%

     20,000     GTE Corporation (9.250%) Series Z                                   532,500
     20,000     MCI Communications Corporation (8.000%) Series A                    513,750
-------------------------------------------------------------------------------------------
                Total Preferred Stock -- (cost $8,432,356)                        8,734,573
                ---------------------------------------------------------------------------
                Total Investments -- (cost $20,308,246) -- 89.1%                 24,476,705
                ---------------------------------------------------------------------------
                Other Assets less Liabilities -- 10.9%                            3,005,124
                ---------------------------------------------------------------------------
                Net Assets -- 100%                                             $ 27,481,829
                ===========================================================================


9                                See accompanying notes to financial statements.

Statement of Net Assets (Unaudited)
December 31, 1997



-------------------------------------------------------------------------------------------
Assets

Investment securities, at market value
  (cost $20,308,246) (note 1)                                                  $24,476,705
Cash                                                                             2,363,027
Receivables:
  Dividends and interest                                                            84,070
  Investments sold                                                                 617,329
  Shares sold                                                                       45,155
Other assets                                                                         1,943
-------------------------------------------------------------------------------------------
    Total assets                                                                27,588,229
-------------------------------------------------------------------------------------------
Liabilities
Payables for Share redeemed                                                          3,873
Accrued expenses:
   Management fees (note 6)                                                         11,298
   12b-1 distribution and service fees (notes 1 and 6)                               7,181
   Other                                                                            38,976
Dividends payable                                                                   45,072
-------------------------------------------------------------------------------------------
    Total liabilities                                                              106,400
-------------------------------------------------------------------------------------------
Net assets (note 7)                                                            $27,481,829
-------------------------------------------------------------------------------------------
Class A Shares (note 1)
Net assets                                                                     $21,582,858
Shares outstanding                                                               1,629,894
Net asset value and redemption price per share                                      $13.24
Offering price per share (net asset value per share plus maximum sales
  charge of 4.20% of offering price)                                                $13.82
-------------------------------------------------------------------------------------------
Class C Shares (note 1)
Net assets                                                                     $ 5,898,971
Shares outstanding                                                                 446,321
Net asset value, offering and redemption price per share                            $13.22
-------------------------------------------------------------------------------------------

10                              See accompanying notes to financial statements.

Statement of Operations (Unaudited)

Six months ended December 31, 1997

--------------------------------------------------------------------------------------------------
Investment Income (note 1)
Dividends                                                                               $  806,399
Interest                                                                                    34,817
--------------------------------------------------------------------------------------------------
  Total investment income                                                                  841,216
--------------------------------------------------------------------------------------------------
Expenses
Management fees (note 6)                                                                    64,372
12b-1 service fees -- Class A (notes 1 and 6)                                               20,171
12b-1 distribution and service fees -- Class C (notes 1 and 6)                              20,916
Shareholders' servicing agent fees and expenses                                             14,414
Custodian's fees and expenses                                                               19,582
Directors' fees and expenses                                                                   262
Professional fees                                                                            9,169
Shareholders' reports -- printing and mailing expenses                                      29,323
Federal and state registration fees                                                          8,299
Other expenses                                                                               1,808
--------------------------------------------------------------------------------------------------
  Net expenses                                                                             188,316
--------------------------------------------------------------------------------------------------
Net investment income                                                                      652,900
--------------------------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investment transactions (notes 1 and 4)                             923,074
Net change in unrealized appreciation or depreciation of investments                     2,731,468
--------------------------------------------------------------------------------------------------
Net gain from investments                                                                3,654,542
--------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                              $4,307,442
--------------------------------------------------------------------------------------------------

11                              See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited)

                                                                        Six months ended        Year ended
                                                                                12/31/97           6/30/97
----------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                        $   652,900       $ 1,657,466
Net realized gain from investment transactions
  (notes 1 and 4)                                                                923,074         2,155,531
Net change in unrealized appreciation or depreciation
  of investments                                                               2,731,468        (1,227,092)
----------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                     4,307,442         2,585,905
----------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                                                       (534,664)       (1,294,422)
  Class C                                                                       (133,871)         (301,321)
----------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                       (668,535)       (1,595,743)
----------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                                 458,592         2,079,070
Net proceeds from shares issued to shareholders
  due to reinvestment of distributions                                           521,591           814,896
----------------------------------------------------------------------------------------------------------
                                                                                 980,183         2,893,966
----------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                       (2,848,512)       (9,484,267)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
 transactions                                                                 (1,868,329)       (6,590,301)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                          1,770,578        (5,600,139)
Net assets at the beginning of period                                         25,711,251        31,311,390
----------------------------------------------------------------------------------------------------------
Net assets at the end of period                                              $27,481,829       $25,711,251
==========================================================================================================
Balance of undistributed net investment income at end of period              $    46,088       $    61,723
==========================================================================================================





12                               See accompanying notes to financial statements.

Notes to Financial Statements (Unaudited)


               1. General Information and Significant Accounting Policies
The Flagship Utility Income Fund (the "Fund") is a series of Flagship Admiral Funds Inc. (the "Corporation"), a Maryland corporation registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund seeks to provide current income and long-term growth of income and capital by investing primarily in the preferred and common stocks of companies in the public utilities industry. The Fund will seek capital appreciation as a secondary objective.

The John Nuveen Company ("Nuveen"), parent of John Nuveen & Co. Incorporated, the distributor ("Distributor") of the Fund, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

               Securities Valuation

Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange on which such securities are primarily traded; however, securities traded on a national securities exchange for which there are no transactions on a given day or securities not listed on a national securities exchange are valued at the mean between the last reported bid and asked prices. Any securities or assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. Short-term investments are valued at amortized cost, which approximates market value.

               Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At December 31, 1997, the Fund had no such outstanding purchase commitments.

               Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts.

               Dividends and Distributions to Shareholders

Net investment income is declared and distributed to shareholders monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

               Federal Income Taxes

The Fund intends to distribute all taxable income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required.

               Flexible Sales Charge Program
The Fund is authorized to issue Class A, B, C, and R Shares but to date has not issued Class B or R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares at the end of eight years. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

               Derivative Financial Instruments
The Fund may invest in options and futures transactions, which are sometimes referred to as derivative transactions as well as restriced securities. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the six months ended December 31, 1997.

               Expense Allocation
Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

               Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

               2. Fund Shares
Transactions in Fund shares were as follows:

                                                   Six months ended 12/31/97     Year ended 6/30/97
                                                   --------------------------------------------------
                                                    Shares         Amount       Shares       Amount
-----------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                             37,661     $   454,926    139,470   $ 1,528,638
  Class C                                                291           3,666     49,660       550,432
Shares issued to shareholders
due to reinvestment
of distributions:
  Class A                                             33,778         399,899     58,233       645,196
  Class C                                             10,331         121,692     15,336       169,700
-----------------------------------------------------------------------------------------------------
                                                      82,061         980,183    262,699     2,893,966
-----------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (192,805)     (2,283,552)  (700,730)   (7,812,755)
  Class C                                            (47,692)       (564,960)  (150,184)   (1,671,512)
-----------------------------------------------------------------------------------------------------
                                                    (240,497)     (2,848,512)  (850,914)   (9,484,267)
-----------------------------------------------------------------------------------------------------
Net increase (decrease)                             (158,436)    $(1,868,329)  (588,215)  $(6,590,301)
=====================================================================================================

               3. Distributions to Shareholders
On January 9, 1998, the Fund declared a dividend distribution from its net investment income which was paid on February 2, 1998, to shareholders of record on January 9, 1998, as follows:

               --------------------------------------------------------------------------------------
               Dividend per share:
               Class A                                                                       $  .0529
               Class C                                                                          .0470
               --------------------------------------------------------------------------------------

               4. Securities Transactions
Purchases and sales (including maturities) of investment securities other than short-term investments for the six months ended December 31, 1997, equaled $10,598,760 and $14,906,760, respectively. There were no purchases or sales of U.S. government obligations during the six months ended December 31, 1997. Purchases and sales (including maturities) of short-term investments for the six months ended December 31, 1997, equaled $6,250,000 and $6,250,000, respectively.

At December 31, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes.

At June 30, 1997, the Fund's last fiscal year end, the Fund had unused capital loss carrryforwards of $5,923,494 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, $1,285,220 of the carryforwards will expire in the year 1998, $1,876,786 will expire in the year 1999, $1,241,875 will expire in the year 2002 and $1,519,613 will expire in the year 2003.

               5. Unrealized Appreciation (Depreciation)
At December 31, 1997, net unrealized appreciation aggregated $4,168,459 of which $4,173,134 related to appreciated securities and $4,675 related to depreciated securities.

              6. Management Fee and Other Transactions with Affiliates

Under the Fund's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, the Fund pays an annual management fee, payable monthly, which is based upon the average daily net asset value of the Fund as follows:

              Average daily net asset value                       Management fee
              ------------------------------------------------------------------
              For the first $125 million                             .5000 of 1%
              For the next $125 million                              .4875 of 1
              For the next $250 million                              .4750 of 1
              For the next $500 million                              .4625 of 1
              For the next $1 billion                                .4500 of 1
              For net assets over $2 billion                         .4250 of 1
              ------------------------------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Fund pays no compensation directly to its Directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the six months ended December 31, 1997, the Distributor collected sales charges on purchases of Class A Shares of approximately $13,600 of which approximately $11,900 were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

To compensate for commissions advanced to authorized dealers, all 12b-1 distribution and service fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. The Distributor retained approximately $1,900 in such 12b-1 fees. The remaining
12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments.
The Distributor also collected and retained approximately $800 of CDSC on share redemptions for the six months ended December 31, 1997.

              7. Composition of Net Assets
At December 31, 1997, the Fund had 200,000,000 shares of $.001 par value common stock authorized. Net assets consisted of:

              ------------------------------------------------------------------
              Capital paid-in                                       $28,354,119
              Balance of undistributed net investment income             46,088
              Accumulated net realized gain (loss) from investment
                transactions                                         (5,086,837)
              Net unrealized appreciation of investments              4,168,459
              ------------------------------------------------------------------
              Net assets                                            $27,481,829
              ------------------------------------------------------------------

                             Financial Highlights

          Financial Highlights (Unaudited)

          Selected data for a common share outstanding throughout each period is as follows:

Class (Inception date)              Operating performance           Less distributions
                                   ------------------------   ------------------------------
                                                        Net
                              Net              realized and                                      Net     Total
                            asset                unrealized        Dividends                   asset    return
                            value         Net   gain (loss)             from   Distributions   value    on net
Year ended              beginning  investment          from   net investment    from capital  end of     asset
June 30,                of period   income(b)   investments           income           gains  period  value(a)
--------------------------------------------------------------------------------------------------------------
Class A (8/83)***
  1998 (e)                 $11.51       $ .31        $ 1.74           $ (.32)            $--  $13.24     18.08%
  1997                      11.09         .66           .40             (.64)             --   11.51      9.89
  1996                      10.24         .64           .85             (.64)             --   11.09     14.82
  1995                       9.69         .64           .55             (.64)             --   10.24     12.73
  1994                      11.04         .63         (1.34)            (.64)             --    9.69     (6.83)
  1993**                    10.18         .67           .86             (.67)             --   11.04     15.86
  1992                       9.51         .67           .69             (.69)             --   10.18     14.69
  1991                      10.45         .76          (.88)            (.82)             --    9.51     (1.14)
  1990                      11.17         .80          (.50)           (1.02)             --   10.45      2.56
  1989                      12.35        1.06         (1.27)            (.97)             --   11.17     (1.70)
  1988                      15.50        1.15         (3.12)           (1.18)             --   12.35    (13.60)

Class C (7/93)
  1998 (e)                  11.49         .28          1.74             (.29)             --   13.22     17.82
  1997                      11.08         .61           .38             (.58)             --   11.49      9.25
  1996                      10.24         .58           .84             (.58)             --   11.08     14.15
  1995                       9.69         .59           .55             (.59)             --   10.24     12.14
  1994 (d)                  11.05         .59         (1.39)            (.56)             --    9.69     (7.52)*
--------------------------------------------------------------------------------------------------------------

            *  Annualized.

           ** All amounts have been adjusted for a 3-for-1 stock split which occurred on July 1, 1992.

          *** Information included prior to the year ended June 30, 1991, reflects the financial highlights of Flagship Basic Value Fund.

          (a) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.

          (b) After waiver of certain management fees or reimbursement of expenses by Nuveen Advisory or its predecessor Flagship Financial.

          (c) Average commission rate paid on equity portfolio transactions. Commissions paid are included in the cost of the securities. Disclosure was not required prior to June 30, 1996.

          (d)  From commencement of class operations as noted.

          (e)  For the six months ended December 31, 1997.

                         Ratios/Supplemental data
------------------------------------------------------------------------------
                                   Ratio                      Ratio
                                  of net                     of net
                   Ratio of   investment     Ratio of    investment
                   expenses    income to     expenses     income to
                 to average      average   to average       average
                 net assets   net assets   net assets    net assets
    Net assets       before       before        after         after  Portfolio        Average
 end of period   reimburse-   reimburse-   reimburse-    reimburse-   turnover     commission
(in thousands)         ment         ment      ment(b)       ment(b)       rate   rate paid(c)
---------------------------------------------------------------------------------------------
      $ 21,583         1.34%*       5.19%*       1.34%*        5.19%*       42%        $.0639
        20,157         1.54         5.41          .98          5.97        128          .0633
        25,010         1.45         5.35          .98          5.82        115          .0640
        25,000         1.52         6.00         1.00          6.52        159             --
        26,921         1.38         5.48          .94          5.92        193             --
        32,819         1.62         5.72         1.03          6.31        154             --
         6,050         1.62         6.52         1.42          6.72         59             --
        12,830         1.62         7.65         1.48          7.79        116             --
        16,934         1.23         7.27         1.21          7.29        148             --
        32,692         1.23         9.03         1.23          9.03        120             --
        84,749         1.00         7.88         1.00          7.88        186             --

         5,899         1.89*        4.64*        1.89*         4.64*        42          .0639
         5,555         2.09         4.91         1.53          5.47        128          .0633
         6,302         2.00         4.79         1.52          5.27        115          .0640
         5,501         2.06         5.49         1.54          6.01        159             --
         5,129         2.04*        5.11*        1.46*         5.69*       193             --
---------------------------------------------------------------------------------------------

Nuveen Family of Mutual Funds
Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth
Nuveen Rittenhouse
Growth Fund

Growth and Income
Growth and Income Stock Fund

Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

Utility Income Fund

Tax-Free Income
National Funds
Long-Term
Insured
Intermediate-Term
Limited Term

State Funds
Alabama
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
South Carolina
Tennessee
Virginia
Wisconsin


                    Building Better Portfolios with Nuveen

Reducing the impact of taxes and moderating risk are important goals for many risk-sensitive investors seeking to build better portfolios. For these investors, a tax-efficient, risk-resistant investment portfolio often forms the foundation of a carefully crafted financial plan for building and sustaining wealth. Nuveen is committed to providing investors and their financial advisers with a range of products and investment tools to help build better portfolios.

Mutual Funds

Nuveen Mutual Funds offer investors access to the Nuveen family of premier advisers, including Nuveen Advisory Corp., Institutional Capital Corp. and Rittenhouse Financial Services. Our equity, balanced and income funds seek to provide consistent performance, time-tested strategies to reduce risk and experienced, professional management.

Private Asset Management

Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Unit Trusts

Nuveen Unit Trusts are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, experienced, professional security selection and surveillance, and daily liquidity at that day's net asset value for quick access to your assets.

Exchange-Traded Funds

Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred/R/

Nuveen MuniPreferred offers investors a AAA-rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

                            Fund Information


                            Board of Directors
                            Robert P. Bremner
                            Lawrence H. Brown
                            Anthony T. Dean
                            Anne E. Impellizzeri
                            Peter R. Sawers
                            William J. Schneider
                            Timothy R. Schwertfeger
                            Judith M. Stockdale

                            Fund Manager
                            Nuveen Advisory Corp.
                            333 West Wacker Drive
                            Chicago, IL 60606

                            Transfer Agent and
                            Shareholder Services
                            Boston Financial Data Services
                            Nuveen Investor Services
                            P.O. Box 8509
                            Boston, MA 02266-8509

                            (800) 225-8530

                            Legal Counsel
                            Fried, Frank, Harris
                            Shriver & Jacobson
                            Washington, D.C.

                            Independent Public
                            Accountants
                            Arthur Andersen LLP
                            Chicago, Illinois

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]
John Nuveen, Sr.



Serving Investors for Generations


Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for risk-sensitive individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time -- with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of products and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and income funds, along with our unit trusts and private asset management, can form the foundation of a tax-efficient and risk-resistant portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you build and sustain your long-term financial security. Or call us at (800) 225-8530 for more information, including a prospectus where applicable. Please read that information carefully before you invest.




1898
NUVEEN   1998
OUR SECOND CENTURY
helping investors sustain the wealth of a lifetime.

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com
ESA-UI-12.97

Nuveen
Growth and Income
Mutual Funds


December 31, 1997

Semiannual Report

Seeking income for today
and growth for tomorrow.


[PHOTO APPEARS HERE]


The
Golden
Rainbow

A James-Advised Mutual Fund

Contents



 1  Dear Shareholder
 3  Portfolio Adviser's Comments
 5  Performance Overview
 6  Portfolio of Investments
 9  Statement of Net Assets
10  Statement of Operations
11  Statement of Changes in Net Assets
12  Notes to Financial Statements
14  Financial Highlights
16  Building Better Portfolios
17  Fund Information

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]


Wealth takes a lifetime
to build. Once achieved,
it should be preserved.


Dear Shareholder


Despite a volatile stock market, the Golden Rainbow Fund continued to allow investors to take advantage of the growth potential of stocks while moderating risk. The fund produced a total return of 12.74% over the one-year period ended December 31, 1997, along with dividends that increased each quarter during the year. In addition, shareholders received a capital gains distribution of $1.4294 per share in December. Although the fund's returns were significantly lower than those of comparable market measures, that is to be expected given the fund's more conservative positioning and heavy weighting in bonds.

The Year in Review

Over the past year, American investors have benefited from robust economic growth with little evidence of inflationary pressures. As unemployment rates hit 20-year lows and the current economic expansion entered its seventh year, benign inflation sparked debate over whether the traditional link between growth and inflation has been broken. The bull market on Wall Street continued, with stocks surging ahead and the Dow Jones Industrial Average reaching new highs. However, continued concern that excess growth would generate higher inflation disrupted the markets on several occasions. Still, improvements in productivity kept producer prices in check, while low import prices - due in part to weak Asian markets - limited U.S. companies' ability to raise consumer prices. This combination has

"Despite a volatile stock market, the fund continued to allow investors to take advantage of the growth potential of stocks while moderating risk."

kept inflation subdued and the Fed "on hold" since its last interest rate tightening in March 1997. Long-term investors are finding additional encouragement in the strinking federal deficit and passage of the Taxpayer Relief Act of 1997.

Helping You Build A Better Portfolio
The events of 1997 focused renewed attention on the need for diversification and appropriate asset allocation. Stock market volatility provided a vivid illustration of the benefits of a well-constructed, risk-resistant investment portfolio. The Golden Rainbow Fund - with its blend of stocks, bonds and other investments - emphasizes the value of balanced investing.

You already know that you can rely on Nuveen to provide the risk-resistant investments you need to achieve your financial goals. Your financial adviser can also introduce you to a number of other Nuveen products and services designed to round out your portfolio of core investments, including the Nuveen Rittenhouse Growth Fund, which was introduced in January. The new fund invests in blue chip companies with a history of consistent earnings and growth - providing a tax-efficient way for investors to building and sustain wealth. We encourage you to talk with your financial adviser to see if the Nuveen Rittenhouse Growth Fund - along with our variety of equity, balanced and fixed-income investments - may be right for you.

We at Nuveen remain committed to providing you with quality investment solutions that withstand the test of time. We thank you for your confidence in us and our family of investments, and we look forward to our next report to you.

Sincerely,


/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

February 17, 1998

Portfolio Adviser's Comments

Portfolio Adviser Barry James talks about the financial markets and offers insights into factors that affected the performance of the fund over the past year.

An Unstable Market

In anticipation of a volatile stock market, we maintained a conservative asset allocation and continued to invest in defensive securities that would cushion investors during the periodic market downturns that we experienced over the past year. In addition to a heavy weighting in bonds, we focused on utility stocks as a means of generating conservative income and growth, while protecting investors against a potential stock market correction. Ultimately, the markets were less volatile than we had initially expected, resulting in below-average returns.

Finding Value in the Markets

When selecting stocks for the portfolio, we are always looking for companies that we feel have the best potential for long-term growth. To accomplish this, one of the first elements that we assess is the price of the stock relative to its underlying value, with a focus on measures such as the price-to-earnings ratio. In the current marketplace, we feel that many stocks are overvalued, with the price-to-earnings ratio of the S&P 500 Index at 24.53 at year-end, compared with its 1996 P/E ratio of 20.77. With our eye on stocks with lower P/Es than the overall market or their peers, we found value in stocks such as American Banker's Insurance. With its solid earnings growth and confident management, we felt that this stock was undervalued. Shortly after the fund purchased this stock, ABI received two takeover bids from larger companies willing to purchase the stock at a significant premium to its current price.

"With these factors in mind, we will maintain our focus on moderating risk by relying on quality bonds and stocks with good relative value."

We also continued to find good value in the bond market, as the spread between inflation and yields widened. In addition to tempered inflation, the supply and demand environment was another positive factor in our evaluation of bonds. Supply is declining as the Treasury Department issues less debt in line with the declining federal deficit. Demand has recently taken a boost due to the volatile equity market, the situation in Asia, and the increase in foreign purchases of U.S. securities. While near-term bond returns may be somewhat hampered, our long-term outlook remains positive.

Focus for the Future

Looking at the year ahead, we believe the economy may finally begin to slow down, with growth constrained by weaker U.S. exports, high consumer debt, and lack of expansion in the labor force. A key variable involves productivity and its ability to continue to improve at the current pace.

With these factors in mind, we will maintain our focus on moderating risk by relying on quality bonds and stocks with good relative value. With a possible stock market correction and the Asian economics showing no signs of recovery, we will focus on securities that should perform well in volatile and potentially difficult markets. In particular, we will look closely at utility stocks, some financial services companies, and value stocks in the basic materials area, such as specialty chemicals and steel. We expect the favorable environment for bonds to continue, and plan to take advantage of any opportunities that develop to purchase high-quality corporate bonds and intermediate-term Treasury bonds.

The Golden Rainbow Fund
Performance Overview

As of December 31, 1997

Top Ten Stock Holdings/1/
-------------------------------------
Intel Corporation               11.9%
-------------------------------------
Duke Power Company               8.9%
-------------------------------------
Bristol-Myers Squibb Company     8.1%
-------------------------------------
Coca-Cola FEMSA S.A. ADR         6.4%
-------------------------------------
YPF S.A. ADR                     6.2%
-------------------------------------
Exxon Corporation                5.5%
-------------------------------------
Mobil Corporation                5.1%
-------------------------------------
Newmont Mining Corporation       4.8%
-------------------------------------
British Petroleum PLC ADR        4.7%
-------------------------------------
NIPSCO Industries                4.5%
-------------------------------------

Stock Diversification/1/
-------------------------------------

 [PIE CHART APPEARS HERE]
Utilities               20%
Finance                  3%
International           19%
Industrial               3%
Energy                  16%
Other                    6%
Technology              12%
Consumer Non-Cyclical   11%
Basic Materials         10%
-------------------------------------



Fund Highlights
============================================================================
CUSIP                                                             33841G207
Inception Date                                                         7/91
Net Asset Value (NAV)                                                $18.39
Last Quarterly Dividend                                               .1822
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Total Net Assets ($000)                                            $147,229
Number of Stocks                                                         33
Expense Ratio                                                         1.07%
Portfolio Allocation  U.S. Govt. Obligations  Stocks  Cash  Corporate Bonds
                                         54%     43%    2%               1%
----------------------------------------------------------------------------

Annualized Total Return
============================================================================
                                                               NAV  Offer/2/
1-Year                                                      12.74%     8.00%
5-Year                                                      10.21%     9.27%
Since Inception                                             11.15%    10.42%
----------------------------------------------------------------------------

Tax-Free Yields
============================================================================
                                                               NAV     Offer
Distribution Rate                                            3.96%     3.80%
SEC 30-Day Yield                                             3.69%     3.53%
----------------------------------------------------------------------------

/1/  As a percentage of the fund's stock holdings.
/2/  Returns are adjusted for the 4.20% maximum sales charge.

Portfolio of Investments (Unaudited)
The Golden Rainbow A James Advised Mutual Fund

                                                                          Market
     Shares     Description                                                Value
--------------------------------------------------------------------------------
                Common Stocks -- 42.1%

                Automotive -- 0.4%

     10,000     General Motors Corporation                           $   606,250
--------------------------------------------------------------------------------
                Basic Materials -- 4.4%

    119,900     Barrick Gold Corporation                               2,233,138
     21,700     E.I. du Pont de Nemours and Company Ltd.               1,303,356
    101,050     Newmont Mining Corporation                             2,968,344
--------------------------------------------------------------------------------
                Consumer Non-Cyclical -- 4.5%

     53,000     Bristol-Myers Squibb Company                           5,015,125
     20,000     Procter & Gamble                                       1,596,250
--------------------------------------------------------------------------------
                Defense -- 0.1%

        638     Raytheon Company                                          31,447
--------------------------------------------------------------------------------
                Durable Goods -- 0.6%

     10,000     Kimball International, Inc.                              184,375
     26,000     Premark International, Inc.                              754,000
--------------------------------------------------------------------------------
                Energy -- 6.7%

     56,000     Exxon Corporation                                      3,426,500
      5,000     Lakehead Pipe Line Partners                              218,438
     44,000     Mobil Corporation                                      3,176,250
     20,000     Snyder Oil Corporation                                   365,000
     15,000     Tidewater, Inc.                                          826,875
     64,500     Williams Company                                       1,830,188
--------------------------------------------------------------------------------
                Finance -- 1.4%

     15,000     Lehman Brothers                                          765,000
      8,000     Public Storage Property Trust                            235,000
     40,750     Security Capital Industrial Trust                      1,013,656
--------------------------------------------------------------------------------
                Industrial -- 1.4%

     13,000     Case Corporation                                         785,688
     37,000     Timken Company                                         1,271,875
--------------------------------------------------------------------------------
                Insurance -- 0.9%

     30,000     American Bankers Insurance Group                       1,378,125
--------------------------------------------------------------------------------
                International -- 7.8%

     36,354     British Petroleum PLC ADR                              2,896,959
     68,000     Coca-Cola FEMSA S.A. ADR                               3,944,000
     28,500     Korea Electric Power ADR                                 286,781


                                                                                      Market
     Shares     Description                                                            Value
--------------------------------------------------------------------------------------------
                International -- continued

     18,500     Telefonos Chile ADR                                              $   552,688
    113,000     YPF S.A. ADR                                                       3,863,188
--------------------------------------------------------------------------------------------
                Retail -- 0.4%

     14,500     Jones Apparel Group, Inc.                                            623,500
--------------------------------------------------------------------------------------------
                Technology -- 5.0%

    104,800     Intel Corporation                                                  7,362,200
--------------------------------------------------------------------------------------------
                Utilities -- 8.5%

     22,000     Columbia Gas                                                       1,728,375
     99,718     Duke Power Company                                                 5,521,884
     45,200     Energen Corporation                                                1,796,700
     56,000     NIPSCO Industries                                                  2,768,500
     30,000     Washington Water and Power Company                                   729,375
--------------------------------------------------------------------------------------------
                Total Common Stocks -- (cost $38,413,615)                         62,059,030
--------------------------------------------------------------------------------------------

  Principal                                                                        Market
     Amount     Description                                                            Value
--------------------------------------------------------------------------------------------
                Corporate Bonds  -- 1.1%

    500,000     GTE Corporation, 7.510%, 4/10/09                                     536,224
    500,000     Illinois Bell Telephone, 7.125%, 7/01/23                             512,008
    500,000     Procter & Gamble, 7.375%, 3/01/23                                    526,254
--------------------------------------------------------------------------------------------
                Total Corporate Bonds -- (cost $1,515,894)                           1,574,486
--------------------------------------------------------------------------------------------

                U.S. Government Agency Obligations -- 52.9%

 16,000,000     U.S. Treasury Notes, 6.125%, 3/31/98                              16,025,008
  9,000,000     U.S. Treasury Notes, 6.250%, 4/30/01                               9,140,625
  5,000,000     U.S. Treasury Notes, 6.500%, 5/31/01                               5,118,750
 16,000,000     U.S. Treasury Notes, 6.250%, 2/15/07                              16,515,008
  7,500,000     U.S. Treasury Notes, 6.125%, 8/15/07                               7,708,598
  9,000,000     U.S. Treasury Principal Strip, 0.000%, 5/15/08                     4,905,540
    500,000     U.S. Treasury Bonds, 10.375%, 11/15/09                               625,000
  2,000,000     U.S. Treasury Bonds, 10.000%, 5/15/10                              2,486,250
  3,000,000     U.S. Treasury Bonds, 6.875%, 8/15/25                               3,344,063
  3,000,000     Federal Home Loan Bank Bonds, 7.000%, 1/28/02                      3,002,975
  5,000,000     Federal National Mortgage Association, 6.870%, 7/17/07             5,072,414
  3,855,432     Government National Mortgage Association, 7.500%, 9/15/26          3,948,204
--------------------------------------------------------------------------------------------
                Total U.S. Government Agency Obligations -- (cost $75,453,306)    77,892,435
--------------------------------------------------------------------------------------------

The Golden Rainbow A James Advised Mutual Fund

                                                                          Market
Description                                                                Value
----------------------------------------------------------------------------------
Short-Term Investments -- 1.8%
Vista Government Money Market -- (cost $2,580,487)                    $  2,580,487
----------------------------------------------------------------------------------
Total Investments -- (cost $117,963,302)  97.9%                        144,106,438
----------------------------------------------------------------------------------
Other Assets Less Liabilities -- 2.1%                                    3,122,172
----------------------------------------------------------------------------------
Net Assets -- 100%                                                    $147,228,610
==================================================================================

8                                See accompanying notes to financial statements.

Statement of Net Assets (Unaudited)
December 31, 1997

----------------------------------------------------------------------------
Assets
Investment securities, at market value
   (cost $117,963,302) (note 1)                                 $144,106,438
Receivables:
   Dividends and interest                                          1,456,152
   Investments sold                                                2,252,114
   Shares sold                                                       202,684
Other assets                                                           7,179
----------------------------------------------------------------------------
     Total assets                                                148,024,567
----------------------------------------------------------------------------
Liabilities
Cash Overdraft                                                       234,474
Payables:
   Investments purchased                                             239,943
   Shares redeemed                                                   166,197
Accrued expenses:
   Management fees (note 4)                                           86,745
   12b-1 distribution and service fees (notes 1 and 4)                41,324
   Other                                                              27,274
----------------------------------------------------------------------------
     Total liabilities                                               795,957
----------------------------------------------------------------------------
Net assets (note 5)                                             $147,228,610
----------------------------------------------------------------------------
Shares outstanding                                                 8,006,139
----------------------------------------------------------------------------
Net asset value and redemption price per share                  $      18.39
----------------------------------------------------------------------------
Offering price per share (net asset value per share plus
  maximum sales charge of 4.20% of offering price)              $      19.20
----------------------------------------------------------------------------




                                 See accompanying notes to financial statements.

Statement of Operations (Unaudited)
Six months ended December 31, 1997

------------------------------------------------------------------------------------
Investment Income (note 1)
Dividends                                                                $   708,882
Interest                                                                   2,746,145
------------------------------------------------------------------------------------
  Total investment income                                                  3,455,027
------------------------------------------------------------------------------------
Expenses
Management fees (note 4)                                                     569,006
12b-1 distribution and service fees -- Class A (notes 1 and 4)               192,232
Shareholders' servicing agent fees and expenses                                3,942
Custodian's fees and expenses                                                 23,375
Directors' fees and expenses (note 4)                                          1,617
Professional fees                                                             20,568
Shareholders' reports -- printing and mailing expenses                         5,740
Federal and state registration fees                                              554
Other expenses                                                                 3,833
------------------------------------------------------------------------------------
  Net expenses                                                               820,867
------------------------------------------------------------------------------------
Net investment income                                                      2,634,160
------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain from investment transactions (notes 1 and 3)             6,829,078
Net change in unrealized appreciation or depreciation of investments      (2,577,177)
------------------------------------------------------------------------------------
Net gain from investments                                                  4,251,901
------------------------------------------------------------------------------------
Net increase in net assets from operations                               $ 6,886,061
====================================================================================

                                 See accompanying notes to financial statements.
10

Statement of Changes in Net Assets (Unaudited)

                                                               Six months ended      Year ended
                                                                       12/31/97         6/30/97
-----------------------------------------------------------------------------------------------
Operations
Net investment income                                              $  2,634,160    $  6,147,613
Net realized gain from investment transactions
  (notes 1 and 3)                                                     6,829,078       7,061,120
Net change in unrealized appreciation or depreciation
  of investments                                                     (2,577,177)     12,505,157
-----------------------------------------------------------------------------------------------
Net increase in net assets from operations                            6,886,061      25,713,890
-----------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income                             (2,695,947)     (6,084,217)
From accumulated net realized gains from investment
  transactions                                                      (10,825,570)     (3,654,423)
-----------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders           (13,521,517)     (9,738,640)
-----------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                      4,885,755       6,057,561
Net proceeds from shares issued to shareholders
  due to reinvestment of distributions                               12,798,253       8,979,282
-----------------------------------------------------------------------------------------------
                                                                     17,684,008      15,036,843
-----------------------------------------------------------------------------------------------
Cost of shares redeemed                                             (21,003,419)    (58,135,678)
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  from Fund share transactions                                       (3,319,411)    (43,098,835)
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                (9,954,867)    (27,123,585)
Net assets at the beginning of period                               157,183,477     184,307,062
-----------------------------------------------------------------------------------------------
Net assets at the end of period                                     $147,228,610   $157,183,477
===============================================================================================
Balance of undistributed net investment income at end of period     $      9,933   $     71,720
===============================================================================================

                                 See accompanying notes to financial statements.
11

                   Notes to Financial Statements (Unaudited)

               1. General Information and Significant Accounting Policies The Golden Rainbow A James Advised Mutual Fund (the "Fund") is a series of Flagship Admiral Funds Inc. (the "Corporation"), a Maryland corporation registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The Fund seeks to provide total return through a combination of growth and income primarily in equity and/or debt securities and preservation of capital in declining markets.

The John Nuveen Company ("Nuveen"), parent of John Nuveen & Co. Incorporated, the distributor ("Distributor") and manager ("Manager") of the Fund, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

               Securities Valuation
Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange on which such securities are primarily traded; however, securities traded on a national securities exchange for which there are no transactions on a given day or securities not listed on a national securities exchange are valued at the mean between the last reported bid and asked prices. Restricted securities and other portfolio securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors.

               Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At December 31, 1997, the Fund had no such outstanding purchase commitments.

               Investment Income
Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

               Dividends and Distributions to Shareholders
Net investment income is declared and distributed to shareholders quarterly. Net realized capital gains from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

               Federal Income Taxes
The Fund intends to distribute all taxable income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required.

               Flexible Sales Charge Program
The Fund is authorized to issue Class A, B, C and R Shares but to date has not issued Class B, C or R Shares. Class A Shares are sold to the public with a sales charge and incur annual 12b-1 distribution and service fees. Class A Shares are offered at net asset value to certain trust customers of Citizens Federal Bank, F.S.B. ("Citizens Federal"). Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a contingent deferred sales charge ("CDSC") of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

               Derivative Financial Instruments
The Fund may invest in options and futures transactions, which are sometimes referred to as derivative transactions as well as restricted securities. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the six months ended December 31, 1997.

               Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

               2. Fund Shares
Transactions in Fund shares were as follows:

                                                                           Six months ended     Year ended
                                                                                   12/31/97        6/30/97
-------------------------------------------------------------------------------------------------------------
Shares sold                                                                         250,155        332,181
Shares issued to shareholders due to reinvestment of distributions                  688,348        492,197
-------------------------------------------------------------------------------------------------------------
                                                                                    938,503        824,378
-------------------------------------------------------------------------------------------------------------
Shares redeemed                                                                  (1,071,228)    (3,180,079)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                                            (132,725)    (2,355,701)
=============================================================================================================

               3. Securities Transactions
Purchases and sales (including maturities) of investment securities other than U.S. government obligations and short-term investments for the six months ended December 31, 1997, equaled $14,618,553 and $29,419,440, respectively. Purchases and sales (including maturities) of investments in U.S. government obligations for the six months ended December 31, 1997, equaled $43,598,452 and $41,591,797, respectively. Purchases and sales (including maturities) of investments in short-term securities equaled $43,520,036 and $45,656,813, respectively.

At December 31, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes.

Net unrealized appreciation aggregated $26,143,136 of which $27,484,114 related to appreciated securities and $1,340,978 related to depreciated securities.

               4. Management Fee and Other Transactions with Affiliates
Under the Fund's investment management agreement with the Manager, the Fund pays an annual management fee, payable monthly, of .74 of 1% which is based upon the average daily net asset value of the Fund. The management fee compensates the Manager for overall investment advisory and administrative services and general office facilities. The Manager has entered into an Agreement with James Investment Research, Inc. (the "Adviser"), under which the Adviser manages the Fund's investment portfolio. The Adviser is compensated for its services from the management fee paid to the Manager. The Fund pays no compensation directly to its Directors who are affiliated with the Manager or to its officers, all of whom receive remuneration for their services to the Fund from the Manager.

The Manager may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the six months ended December 31, 1997, the Distributor collected sales charges on purchases of Class A Shares of approximately $10,300 of which approximately $8,300 were paid out as concessions to authorized dealers. The Distributor also received 12b-1 distribution and service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

               5. Composition of Net Assets
At December 31, 1997, the Fund had 100,000,000 shares of $.001 par value common stock authorized. Net assets consisted of:


              ---------------------------------------------------------------------------------------
              Capital paid-in                                                            $118,010,925
              Balance of undistributed net investment income                                    9,933
              Accumulated net realized gain from investment transactions                    3,064,616
              Net unrealized appreciation of investments                                   26,143,136
              ---------------------------------------------------------------------------------------
              Net assets                                                                 $147,228,610
              =======================================================================================

Financial Highlights (Unaudited)

     Selected data for a common share outstanding throughout each period is as follows:

Class (Inception date)                             Operating performance         Less distributions
                                                   ---------------------         ------------------
                                                                        Net
                                         Net                   realized and                                        Net      Total
                                       asset                     unrealized      Dividends                       asset     return
                                       value           Net      gain (loss)       from net    Distributions      value     on net
Year ended                         beginning    investment             from     investment     from capital     end of      asset
June 30,                           of period    income (b)      investments         income            gains     period  value (a)
-----------------------------------------------------------------------------------------------------------------------------------
Class A (7/91)
  1998 (e)                            $19.31          $.34            $ .53          $(.36)         $ (1.43)    $18.39       4.48%
  1997                                 17.56           .66             2.16           (.68)            (.39)     19.31      16.53
  1996                                 18.27           .73              .61           (.74)           (1.31)     17.56       7.76
  1995                                 16.67           .69             1.94           (.68)            (.35)     18.27      16.55
  1994                                 17.81           .66             (.89)          (.66)            (.25)     16.67      (1.49)
  1993                                 15.88           .76             2.05           (.75)            (.13)     17.81      18.09
  1992 (d)                             15.00           .87              .90           (.87)            (.02)     15.88      11.91
===================================================================================================================================

               *   Annualized.

               (a) Total returns are calculated on net asset value without any sales charge and are not annualized.

               (b) After waiver of certain management fees or reimbursement of expenses by John Nuveen & Co. Incorporated or its predecessor Flagship Funds Inc.

               (c) Average commission rate paid on equity portfolio
                   transactions. Commissions paid are included in the cost of the securities. Disclosure was not required prior to June 30, 1996.

               (d) From commencement of operations as noted.

               (e) For the six months ended December 31, 1997.

                                 Ratios/Supplemental  data
-------------------------------------------------------------------------------------------
                                      Ratio                            Ratio
                                     of net                           of net
                   Ratio of      investment        Ratio of       investment
                   expenses       income to        expenses        income to
                 to average         average      to average          average
  Net assets     net assets      net assets      net assets       net assets
      end of         before          before           after            after      Portfolio             Average
      period     reimburse-      reimburse-      reimburse-       reimburse-       turnover          commission
(in thousands)         ment            ment        ment (b)         ment (b)           rate        rate paid(c)
---------------------------------------------------------------------------------------------------------------
    $147,229           1.07%*          3.42%*          1.07%*           3.42%*           40%             $.0827
     157,183           1.24            3.48            1.09             3.63             56               .0846
     184,307           1.26            3.81            1.06             4.01             83               .0832
     191,473           1.27            3.82            1.04             4.05             48                  --
     188,747           1.24            3.42             .96             3.70             31                  --
     179,209           1.28            4.18            1.02             4.44             38                  --
     124,563           1.33            5.27            1.09             5.51             10                  --
===============================================================================================================

Nuveen Family
of Mutual Funds
Nuveen offers a variety of
funds designed
to help you reach
your financial goals.

Growth
Nuveen Rittenhouse
Growth Fund

Growth and
Income
Growth and
Income Stock Fund
Balanced Stock
and Bond Fund
Balanced Municipal
and Stock Fund
Golden Rainbow Fund

Tax-Free Income
National Funds
Long-Term
Insured
Intermediate-Term
Limited Term

State Funds
Alabama
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
South Carolina
Tennessee
Virginia
Wisconsin

Building Better Portfolios with Nuveen

Reducing the impact of taxes and moderating risk are important goals for many risk-sensitive investors seeking to build better portfolios. For these investors, a tax-efficient, risk-resistant investment portfolio often forms the foundation of a carefully crafted financial plan for building and sustaining wealth. Nuveen is committed to providing investors and their financial advisers with a range of products and investment tools to help build better portfolios.

Mutual Funds
Nuveen Mutual Funds offer investors access to the Nuveen family of premier advisers, including Nuveen Advisory Corp., Institutional Capital Corp. and Rittenhouse Financial Services. Our equity, balanced and income funds seek to provide consistent performance, time-tested strategies to reduce risk and experienced, professional management.

Private Asset Management
Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Unit Trusts
Nuveen Unit Trusts are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, experienced, professional security selection and surveillance, and daily liquidity at that day's net asset value for quick access to your assets.

Exchange-Traded Funds
Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred(R)
Nuveen MuniPreferred offers investors a AAA-rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Fund Information



Board of Directors
Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Fund Adviser
James Investment Research, Inc.
Beavercreek, Ohio

Transfer Agent and
Shareholder Services
Boston Financial Data Services
Nuveen Investor Services
P.O. Box 8509
Boston, MA 02266-8509

(800) 225-8530

Legal Counsel
Fried, Frank, Harris
Shriver & Jacobson
Washington, D.C.

Independent Public
Accountants
Arthur Andersen LLP
Chicago, Illinois

[Photo of John Nuveen, Sr. appears here]
John Nuveen, Sr.

Serving Investors for Generations

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for risk-sensitive individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time-with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of products and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and income funds, along with our unit trusts and private asset management, can form the foundation of a tax-efficient and risk-resistant portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you build and sustain your long-term financial security. Or call us at (800) 225-8530 for more information, including a prospectus where applicable. Please read that information carefully before you invest.

       1898
  NUVEEN  1998
OUR SECOND CENTURY
  helping investors sustain the wealth of a lifetime

  John Nuveen & Co. Incorporated
  333 West Wacker Drive
  Chicago, IL 60606-1286
  www.nuveen.com

ESA-GR-12.97